UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On June 10, 2020, IAC/InterActiveCorp (“IAC”) and Match Group, Inc. (“Match”) issued a joint press release announcing that the anticipated election deadline for record holders of shares of Match common stock (other than IAC, Match and their wholly owned subsidiaries) in connection with the previously announced proposed separation of the businesses of Match from the remaining businesses of IAC is 5:00 p.m. New York City time on June 18, 2020. Holders of Match common stock may elect to receive their consideration either entirely in stock or in a combination of stock and cash. The completion of the separation remains subject to the satisfaction of certain closing conditions, including the receipt of the requisite approvals from the stockholders of IAC and Match. A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
***
No Offer or Solicitation / Additional Information and Where To Find It
This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
This communication is being made in respect of a proposed transaction involving IAC, IAC Holdings, Inc. (“New IAC”) and Match. In connection with the proposed transaction, on April 28, 2020, IAC and New IAC filed with the Securities and Exchange Commission (the “SEC”) an amendment to the joint registration statement on Form S-4 filed on February 13, 2020 (the “Form S-4”) that includes a joint proxy statement of IAC and Match. The Form S-4 was declared effective by the SEC on April 30, 2020, and IAC and Match commenced mailing the joint proxy statement/prospectus to stockholders of IAC and stockholders of Match on or about May 4, 2020. Each party will file other documents regarding the proposed transaction with the SEC. IAC, New IAC and Match may file one or more other documents with the SEC. This communication is not a substitute for the joint proxy statement/prospectus or any other document that may be filed with the SEC in connection with the proposed transaction.
INVESTORS AND SECURITY HOLDERS OF IAC AND MATCH ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by IAC (when they become available) may be obtained free of charge on IAC’s website at www.iac.com. Copies of documents filed with the SEC by Match (when they become available) may also be obtained free of charge on Match’s website at www.mtch.com.
Participants in the Solicitation
IAC and Match and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in favor of the proposed transaction under the rules of the SEC. Information about IAC’s directors and executive officers is available in IAC’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended by IAC’s Form 10-K/A filed with the SEC on April 29, 2020, and the joint proxy statement/prospectus. Information about Match’s directors and executive officers is available in Match’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Match’s Form 10-K/A filed with the SEC on April 29, 2020. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests are included in the joint proxy statement/prospectus and other relevant documents to be filed with the SEC regarding the transaction when they become available.
Forward-Looking Statements
Certain statements and information in this report may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to IAC’s and Match’s anticipated financial performance, objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that IAC and Match intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by IAC’s and Match’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. IAC and Match undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: risks and uncertainties discussed in the joint proxy statement/prospectus and other reports that IAC and Match have filed with the SEC; competition; Match’s ability to maintain user rates on its higher-monetizing dating products; the companies’ ability to attract users to their products and services through cost-effective marketing and related efforts; changes in the companies’ relationship with (or policies implemented by) Google; foreign currency exchange rate fluctuations; the companies’ ability to distribute their products through third parties and offset related fees; the integrity and scalability of the companies’ systems and infrastructure (and those of third parties) and the companies’ ability to adapt their systems and infrastructure to changes in a timely and cost-effective manner; the companies’ ability to protect their systems from cyberattacks and to protect personal and confidential user information; risks relating to certain of the companies’ international operations and acquisitions; the impact of the outbreak of the COVID-19 coronavirus, or any subsequent or similar epidemic or pandemic; the risks inherent in separating Match from IAC, including uncertainties related to, among other things, the costs and expected benefits of the proposed transaction, the calculation of, and factors that may impact the calculation of, the exchange ratio at which shares of IAC capital stock will be converted into the right to receive new shares of the post-separation Match Group in connection with the transaction, the expected timing of the transaction or whether it will be completed, whether the conditions to the transaction can be satisfied or any event, change or other circumstance occurs that could give rise to the termination of the transaction agreement (including the failure to receive any required approvals from the stockholders of IAC and Match or any required regulatory approvals), any litigation arising out of or relating to the proposed transaction, the expected tax treatment of the transaction, and the impact of the transaction on the businesses of IAC and Match; and other circumstances beyond IAC’s and Match’s control. You should not place undue reliance on these forward-looking statements. For more details on factors that could affect these expectations, please see IAC’s and Match’s filings with the SEC, including the joint proxy statement/prospectus.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release, dated June 10, 2020.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Gary Swidler
Gary Swidler
Chief Operating Officer and Chief Financial Officer

Date: June 10, 2020